SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 08, 1999


                        ANNAPOLIS NATIONAL BANCORP, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 MARYLAND                               000-22961                              521648903
                 --------                               ---------                              ---------
     (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER IDENTIFICATION NO.)
              INCORPORATION)

                    180 ADMIRAL COCHRANE DRIVE SUITE 300,                                        21401
                    --------------------------------------                                       -----
                             ANNAPOLIS, MARYLAND                                              (ZIP CODE)
                             -------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (410) 224-4455




                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.
-------------------------------

                  On October 4, 1999, the Registrant announced the appointment, effective immediately, of Mark H. Anders as President and Chief Executive Officer of the Registrant's wholly owned subsidiary, Annapolis National Bank. Mr. Anders succeeds Annapolis National Bank Chairman of the Board Richard M. Lerner who served on an interim basis as President and Chief Executive Officer of the Bank for the past five months. A press release regarding the announcement is attached as Exhibit 99.



ITEM 7.           FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.
-----------------------------------------------------------------------------

                  (c) Exhibits

                           Exhibit 99.  Press Release

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ANNAPOLIS NATIONAL BANCORP, INC.


Date:  October 7, 1999
                                                 By: /s/ Richard M. Lerner
                                                     ---------------------------
                                                         Richard M. Lerner,
                                                         Chief Executive Officer



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